UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

          Date of Report (date of earliest event reported) May 28, 2004

                             EDGAR FILING.NET, INC.

               (Exact name of Registrant as specified in Charter)

         Nevada                     000-29449                 88-0429638
(State or other jurisdiction     (Commission File           (I.R.S. Employer
      of incorporation)              Number)             Identification Number)


                 477 Madison Avenue, New York, New York       10022
                (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code: 212-308-8700


Item 1. Changes in Control of Registrant.


     On May 28, 2004, EDGAR Filing.net, Inc. (the "Company") and Midwest Merger Management, LLC, a Kentucky limited liability company (the "Selling
Shareholder"), consummated the terms of a Stock Purchase Agreement (the "Agreement") with EZ2 Companies.com, Inc., a privately-owned, Florida corporation (the "Purchaser"). Pursuant to the terms of the Agreement, the Purchaser acquired an aggregate of 7,557,368 shares of the 10,750,000 issued and outstanding shares of the Company's common stock, par value $.001 per share, from the Selling Shareholder for the purchase price of $155,560 delivered at the Closing by wire transfer.

The Registrant is not aware of any relationships which may result in a change in control of the Registrant at a subsequent date.

Item 6. Resignation of Registrant's Directors

     Also on May 29, 2004, Danny L. Pixler resigned as the sole Director, President and Chief Financial Officer of the Company and Peter Campitiello resigned as the Company's Secretary. Otto Bethlen was elected as the Company's President, Chief Financial Officer and Director and Matthew Young was elected as the Company's Secretary and Director.

Item 7(c) Exhibits

     99.1 Stock Purchase Agreement dated May 28, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   EDGAR FILING.NET, INC.

Dated: June 1, 2004                                By:   /s/  Otto Bethlen
                                                      ----------------------
                                                   Name:    Otto Bethlen
                                                   Title:   President and
                                                            Director



Exhibits 99.1 Stock Purchase Agreement dated May 29, 2004

                            STOCK PURCHASE AGREEMENT
                                      among

                             Edgar Filing.net, Inc.

                         MIDWEST MERGER MANAGEMENT, LLC

                                       and

                             EZ2 COMPANIES.COM, INC.

                               Dated May 28, 2004

                                TABLE OF CONTENTS

                                    ARTICLE I
                                   DEFINITIONS

1.1  Definitions

                                   ARTICLE II
                           SALE AND PURCHASE OF SHARES

2.1  Sale and Purchase
2.2  Payment of Purchase Price

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

3.1  Due Incorporation; No Subsidiaries
3.2  Due Authorization
3.3  Consents and Approvals; Authority Relative to this Agreement
3.4  Capitalization
3.5  Financial Statements; Undisclosed Liabilities; Other Documents
3.6  No Adverse Effects or Changes
3.7  Properties Transferred Pursuant to the ADA
3.8  Employee Benefits
3.9  Employment and Labor Matters
3.10 Taxes
3.11 No Defaults or Violations
3.12 Environmental Matters
3.13 Litigation
3.14 No Conflict of Interest
3.15 Bank Accounts
3.16 Claims Against Officers and Directors
3.17 Due Diligence Materials
3.18 Improper and Other Payments
3.19 Brokers
3.20 Accuracy of Statements
3.21 Investigation

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF BUYER

4.1  Due Incorporation
4.2  Due Authorization
4.3  Consents and Approvals; Authority Relative to This Agreement

                                    ARTICLE V
                                    COVENANTS

5.1  Implementing Agreement
5.2  Access to Information and Facilities
5.3  Preservation of Business
5.4  Consents and Approvals
5.5  Maintenance of Insurance
5.6  Resignation of Officers and Directors
5.7  Supplemental Information
5.8  Exclusivity
5.9  Tax Indemnity
5.10 Termination of Certain Agreements
5.11 Required Information for Internal Revenue Service Form 8820

                                   ARTICLE VI
                  CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

6.1  Warranties True as of Both Present Date and Closing Date

6.2  Compliance with Agreements and Covenants

6.3  Consents and Approvals

6.4  Documents

6.5  Due Diligence Review

6.6  Delivery of Exhibits

6.7  No Material Adverse Change

6.8  Actions or Proceedings

                                   ARTICLE VII
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS

7.1  Warranties True as of Both Present Date and Closing Date
7.2  Compliance with Agreements and Covenants
7.3  Documents
7.4  Actions or Proceedings
7.5  Consents and Approvals
7.6  Reporting Status
7.7  Listing Requirement

                                  ARTICLE VIII
                                     CLOSING

8.1  Closing
8.2  Deliveries by the Seller
8.3  Deliveries by the Purchaser

                                   ARTICLE IX
                                   TERMINATION

9.1  Prior to or at Closing
9.2  Notice
9.3  No Liability for Proper Termination


                                    ARTICLE X
                                 INDEMNIFICATION

10.1 Survival of Representations
10.2 Agreement to Indemnify
10.3 Notice


                                   ARTICLE XI
                                  MISCELLANEOUS

11.1 Expenses
11.2 Amendment
11.3 Notices
11.4 Effect of Investigation
11.5 Waivers
11.6 Counterparts
11.7 Interpretation
11.8 Applicable Law
11.9 Assignment
11.10 No Third-Party Beneficiaries
11.11 Publicity
11.12 Further Assurances
11.13 Severability
11.14 Remedies Cumulative
11.15 Entire Understanding
11.16 Jurisdiction of Disputes; Waiver of Jury Trial

     Stock Purchase Agreement (the "Agreement") made this 28th day of May, 2004, by and among EZ2 Companies.com, Inc., a Florida corporation with an office at 1300 Coral Way, Suite 308, Miami 33145 (the "Purchaser") and Midwest Merger Management, LLC, a Kentucky limited liability company, with an office at 10602 Timberwood Circle, #9, Louisville, Kentucky 40223 ("MMM" or "the Seller".) The Purchaser and the Seller are sometimes hereinafter individually referred to as a "Party" and collectively as the "Parties".

                              W I T N E S S E T H :

     WHEREAS, the Company is a publicly owned and traded entity with a class of securities registered pursuant to Section 12(g) of the Exchange Act that on May 9, 2002, disposed of a failed business; and has been principally engaged in seeking a profitable business combination partner since that date; and

     WHEREAS, the Seller collectively owns an aggregate of 7,557,368 shares of Common Stock, $.001 par value per share (the "Shares") of Edgar Filing.net, Inc., a publicly owned and traded Nevada corporation with an office at 477 Madison Avenue, 12th Floor, New York, New York 10022 (the "Company") out of 10,750,000 shares of Common Stock issued and outstanding; and

     WHEREAS, the Purchaser desires to purchase the Shares from the Seller and the Seller desires to sell the Shares to the Purchaser on the terms and subject to the conditions hereinafter set forth; and

     WHEREAS, the Purchaser is experienced in acquiring interests in distressed, publicly-traded companies with little or no assets and business and thereafter effectuating reverse acquisition or merger business combinations with profitable privately owned entities.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged and accepted, the Parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

1.1 Definitions. The following terms shall have the following meanings for the purposes of this Agreement:

     "Affiliate"  means,  with respect to any  specified  Person,  (1) any other
Person which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified Person,
(2) any other Person which is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities of the specified Person or a Person described in clause (1) of this paragraph, (3) another Person of which the specified Person is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities, or (4) any relative or spouse of the specified Person or any of the foregoing Persons.

     "Business Day" means any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which commercial banks located in New York City are generally closed for business.

     "Purchaser Confidential Information" means all confidential information concerning Purchaser or its Affiliates that (i) is not and has not become ascertainable or obtainable from public or published information, (ii) is not received from a third party or is received from a third party pursuant to the authorization of Purchaser, (iii) was not in the Company's or either or both of the Seller' possession prior to disclosure thereof to the Seller or the Company in connection with the transactions contemplated herein, and (iv) was not independently developed by the Company or any of the Seller.

     "Closing" means the consummation of the transactions contemplated herein.

     "Closing Date" means the date on which the Closing occurs.

     "Code" means the United States Internal Revenue Code of 1986, as amended.

     "Company Confidential Information" means all confidential information concerning the Company or its Affiliates that (i) is not and has not become ascertainable or obtainable from public or published information, (ii) is not received from a third party or is received from a third party pursuant to the authorization of the Company or either or both of the Seller in connection with Purchaser's due diligence review of the Company, (iii) was not in Purchaser's possession prior to disclosure thereof to Purchaser in connection with the transactions contemplated herein, and (iv) was not independently developed by Purchaser.

     "Company Material Adverse Change" means a change (or circumstance involving a prospective change) in the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of the Company which is materially adverse.

     "Company Material Adverse Effect" means an effect (or circumstance involving a prospective effect) on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of the Company which is materially adverse.

     "Contract" means any contract, lease, commitment, understanding, sales order, purchase order, agreement, indenture, mortgage, note, bond, right, warrant, instrument, plan, permit or license, whether written or oral, which is intended or purports to be binding and enforceable.

     "Dollars" or numbers preceded by the symbol "$" means amounts in United States Dollars.

     "Environmental Law" means any law which relates to or otherwise imposes liability or standards of conduct concerning mining or reclamation of mined land, discharges, emissions, releases or threatened releases of noises, odors or any pollutants, contaminants or hazardous or toxic wastes, substances or materials, whether as matter or energy, into ambient air, water, or land, or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, cleanup, transport or handling of pollutants, contaminants, or hazardous or toxic wastes, substances or materials, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and the Superfund Amendments and Reauthorization Act of 1986 (together, as amended, "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended, the Toxic Substances Control Act of 1976, as amended, the Federal Water Pollution Control Act Amendments of 1972, the Clean Water Act of 1977, as amended, any so-called "Superlien" law, and any other similar federal, state or local Law.

     "Environmental Permit" means any permit, license, approval, consent or other authorization required by or pursuant to any applicable Environmental Law.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Financial Statements" means all of the following:

     A. the audited financial statements of the Company as of December 31, 2003 (including all schedules and notes thereto), consisting of the balance sheet at such date and the related statements of income and expenses, retained earnings, changes in financial position and cash flows for the twelve-month period then ended; and

     B. the audited financial statements of the Company as of December 31, 2002 (including all schedules and notes thereto) consisting of the balance sheet at such date and the related statements of income and expenses, retained earnings, changes in financial position and cash flows for the twelve-month period then ended.

     In addition to (a) and (b) above, after the date of this Agreement, the term "Financial Statements" shall include any and all Interim Financial Statements thereafter issued and all audited financial statements filed with or required to be filed with the Securities and Exchange Commission ("SEC").

     "GAAP" means U.S. generally accepted accounting principles at the time in effect.

     "Governmental Authority" means the government of the United States or any foreign country or any state or political subdivision thereof and any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Group" shall collectively mean all affiliated groups of corporations of which the Company is or has been a member that have filed any consolidated Tax Returns for any period ending on or before the Closing Date for which the statute of limitations has not yet expired.

     "Indemnified Person" means the Person or Persons entitled to, or claiming a right to, indemnification.

     "Indemnifying   Person"  means  the  Person  or  Persons   claimed  by  the
Indemnified Person to be obligated to provide indemnification.

     "Intellectual Property" means any and all trademarks, trade names, service marks, patents, copyrights (including any registrations, applications, licenses or rights relating to any of the foregoing), technology, trade secrets, inventions, know-how, designs, computer programs, processes, and all other intangible assets, properties and rights. The "Company's Intellectual Property" means any and all Intellectual Property used by the Company in the conduct of its business.

     "Interim Financial Statements" means any financial statements delivered to Purchaser pursuant to Section 5.11.

     "Latest Balance Sheet" means the audited comparative balance sheet of the Company dated as of December 31, 2003, set forth in Exhibit 3.5.

     "Law" means any law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

     "Lien" means any mortgage, lien (except for any lien for Taxes not yet due and payable), charge, restriction, pledge, security interest, option, lease or sublease, claim, right of any third party, easement, encroachment or encumbrance.

     "Loss" or "Losses" means any and all liabilities, losses, costs, claims, damages (including consequential damages), penalties and expenses (including attorneys' fees and expenses and costs of investigation and litigation). In the event any of the foregoing are indemnifiable hereunder, the terms "Loss" and "Losses" shall include any and all attorneys' fees and expenses and costs of investigation and litigation incurred by the Indemnified Person in enforcing such indemnity. No Loss shall be reduced by reason of tax benefits allegedly enjoyed as a result of such Loss by any Indemnified Party. Without limitation, "Loss" and "Losses" shall include fees and disbursements of counsel incurred by any Indemnified Party in an action or proceeding between the Indemnifying Party and the Indemnified Party or between the Indemnified Party and any third party or otherwise.

     "Person"  means  any   individual,   corporation,   proprietorship,   firm,
partnership, limited partnership, trust, association or other entity, including a government or government department, agency or instrumentality.

     "Related Agreement" means any Contract which is or is to be entered into at the Closing or otherwise pursuant to this Agreement. The Related Agreements executed by a specified Person shall be referred to as "such Person's Related Agreements," "its Related Agreements" or another similar expression. "Securities Act" means the Securities Act of 1933, as amended.

     "Subsidiaries" means any Person 50.1% or more of the voting power of which is controlled by another Person.

     "Taxes" means all taxes, charges, fees, duties, levies or other assessments, including income, gross receipts, net proceeds, ad valorem, turnover, real and personal property (tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, interest equalization, windfall profits, severance, employee's income withholding, other withholding, unemployment and Social Security taxes, which are imposed by any Governmental Authority, and such term shall include any interest, penalties or additions to tax attributable thereto.

     "Tax Return" means any report, return or other information required to be supplied to a Governmental Authority in connection with any Taxes.

                                   ARTICLE II
                           SALE AND PURCHASE OF SHARES

2.1 Sale and Purchase. The Seller hereby covenants and agrees to sell to the Purchaser that number of Shares set forth on Exhibit 2.1 opposite the name of the Seller, which Shares in the aggregate represent 100% of the issued and outstanding shares of capital stock of the Company owned of record by the Seller, free and clear of all Liens, and the Purchaser hereby covenants and agrees to purchase all such Shares from the Seller, subject to the terms and conditions of this Agreement.

2.2 Payment of Purchase Price. The purchase price for the Shares shall be an aggregate of $155,560.00 or approximately $.021 per Share (the "Purchase Price"). The Purchase Price shall be payable by:

     Deposit in escrow with the Purchaser's attorney upon the execution of this Agreement (the "Deposit"). The Deposit shall be delivered to the Seller at the Closing via Federal wire transfer to such account or accounts as the Seller shall have designated to the Purchaser in writing at least two days prior to the Closing Date.

                                   ARTICLE III
            REPRESENTATIONS AND WARRANTIES OF SELLERS AND THE COMPANY

The Company and the Seller jointly and severally, represent and warrant to the Purchaser, as of the date of this Agreement and as of the Closing Date (as if such representations and warranties were remade on the Closing Date), as follows:

3.1 Due Incorporation; No Subsidiaries. The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada, with all requisite power and authority to own, lease and operate its properties and to carry on its business as they are now being owned, leased, operated and conducted. The Company is qualified to do business and is in good standing (where the concept of "good standing" is applicable) as a foreign corporation in the State of New York, the only jurisdiction where the nature of the properties owned, leased or operated by it and the business transacted by it require such licensing or qualification. The Company has no Subsidiaries, either wholly or partially owned. The Company does not hold any direct or indirect economic, voting or management interest in any Person or directly or indirectly own any security issued by any Person. True, correct and complete copies of the Certificate of Incorporation and Bylaws, as amended, and all minutes of all meetings (or written consents in lieu of meetings) of the Board of Directors (and all committees thereof) and stockholders of the Company have been delivered to the Purchaser.

3.2 Due Authorization. Each of the Seller and the Company has full power and authority to enter into this Agreement and each of the Seller and the Company has full power and authority to enter into their respective Related Agreements and to consummate the transactions contemplated hereby and thereby. Each of the Seller and the Company has duly and validly executed and delivered this Agreement and each of the Seller and the Company has duly and validly executed and delivered (or prior to or at the Closing will duly and validly execute and deliver) their respective Related Agreements. This Agreement constitutes legal, valid and binding obligations of each of the Seller and the Company and each respective Related Agreement upon execution and delivery by either or both of the Seller or by the Company will constitute legal, valid and binding obligations of such Party, in each case, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

3.3 Consents and Approvals; Authority Relative to this Agreement.

     A. No consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a Party to this Agreement is necessary in connection with the execution, delivery and performance by either or both of the Seller or by the Company of this Agreement, their respective Related Agreements or the consummation of the transactions contemplated hereby or thereby.

     B. The execution, delivery and performance by the Seller and the Company of this Agreement and their respective Related Agreements do not and will not, and the consummation of the transactions contemplated hereby and thereby does not and will not, (i) violate any Law; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of either or both of the Seller, the Company under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any Contract to which either or both of the Seller or the Company is a party or by which either or both of the Seller or the Company or any of their respective assets or properties are bound; (iii) permit the acceleration of the maturity of any indebtedness of either of the Seller or the Company or indebtedness secured by their respective assets or properties; or (iv) violate or conflict with any provision of any of the certificate of incorporation, charter, bylaws or similar organizational instruments of the Company.

3.4  Capitalization.

     A. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, $.001 par value per share, of which 10,750,000 shares are currently issued and outstanding, and 5,000,000 shares of Preferred Stock, $.001 par value per share, none of which shares are presently issued and outstanding. All of such shares (i) are duly and validly issued, fully paid and non-assessable and (ii) are, and when issued were, free of preemptive rights. The Shares, which at the Closing will be owned by the Seller free and clear of any and all Liens, represent an approximate 70.3% equity interest in the Company as of the date of this Agreement. There are no shares of capital stock of the Company held in the treasury of the Company and no shares of capital stock of the Company are currently reserved for issuance for any purpose or upon the occurrence of any event or condition.

     B. There are no shares of capital stock or other securities of the Company issued or outstanding or any subscriptions, options, warrants, calls, rights, convertible securities or other agreements or commitments of any character obligating either or both of the Seller or the Company, or obligating either or both of the Seller or any of their Affiliates to cause the Company, to issue, transfer or sell, or cause the issuance, transfer or sale of, any shares of capital stock or other securities whether or not such securities have voting rights of the Company. There are no outstanding contractual obligations of either or both of the Seller or the Company which relate to the purchase, sale, issuance, repurchase, redemption, acquisition, transfer, disposition, holding or voting of any shares of capital stock or other securities of the Company or the management or operation of the Company. No Person has any right to participate in, or receive any payment based on any amount relating to, the revenue, income, value or net worth of the Company or any component or portion thereof, or any increase or decrease in any of the foregoing.

     C. The assignments, endorsements, stock powers and other instruments of transfer delivered by each of the Seller to the Purchaser at the Closing will be sufficient to transfer such Seller's entire legal and beneficial interest in the Shares, subject only to the Pledge Agreement set forth in Exhibit 2.2B(2) herein .. The Seller has, and on the Closing Date will have, full power and authority to convey good and marketable title to all of the Shares. Upon the Seller's transfer of the certificates representing the Shares to the Purchaser, the Purchaser will receive good and marketable title to the Shares, free and clear of all Liens.

     D. The Seller represents that no shares of Preferred Stock will be outstanding at the Closing.

3.5  Financial Statements; Undisclosed Liabilities; Other Documents.

     A. The Financial Statements have been prepared in accordance with GAAP consistently applied and present fairly the financial position, assets, liabilities and retained earnings of the Company as of the dates thereof and the revenues, expenses, results of operations, changes in financial position and cash flows of the Company for the periods covered thereby. The Financial Statements are in accordance with the books and records of the Company, do not reflect any transactions which are not bona fide transactions and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

     B. Except as set forth in the Latest Balance Sheet, the Company has no liabilities, debts, claims or obligations, whether accrued, absolute, contingent or otherwise, whether due or to become due, other than trade payables and accrued expenses incurred in the ordinary course of business since the date of the Latest Balance Sheet.

3.6 No Adverse Effects or Changes. Except for those transactions contemplated herein and in the Related Assets, since December 31, 2003, the Company has not:

     A. Suffered any Company Material Adverse Effect;

     B. Suffered any damage, destruction or Loss to any of its assets or properties (whether or not covered by insurance);

     C. Incurred any obligation or entered into any Contract which required a payment by any Party in excess of, or a series of payments which in the aggregate exceed, $5,000 or provides for the delivery of goods or performance of services, or any combination thereof, having a value in excess of $5,000, except for purchases of raw materials and supplies in the ordinary course of business of the Company;

     D. Taken any action, or entered into or authorized any Contract or transaction other than in the ordinary course of business and consistent with past practice;

     E. Sold, transferred, conveyed, assigned or otherwise disposed of any of its assets or properties, except sales of inventory in the ordinary course of business and consistent with past practice;

     F. Waived, released or cancelled any claims against third parties or debts owing to it, or any rights which have any material value;

     G. Made any changes in its accounting systems, policies, principles or practices;

     H. Entered into, authorized, or permitted any transaction with either or both of the Seller or any Affiliate of either or both of the Seller;

     I. Authorized for issuance, issued, sold, delivered or agreed or committed to issue, sell or deliver (whether through the issuance or granting of options, warrants, convertible or exchangeable securities, commitments, subscriptions, rights to purchase or otherwise) any shares of its capital stock or any other securities, or amended any of the terms of any such securities;

     J. Split, combined, or reclassified any shares of its capital stock, declared, set aside or paid any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeemed or otherwise acquired any securities of the Company;

     K. Made any borrowings, incurred any debt (other than trade payables in the ordinary course of business and consistent with past practice), or assumed, guaranteed, endorsed (except for the negotiation or collection of negotiable instruments in transactions in the ordinary course of business and consistent with past practice) or otherwise become liable (whether directly, contingently or otherwise) for the obligations of any other Person, or made any payment or repayment in respect of any indebtedness (other than trade payables and accrued expenses in the ordinary course of business and consistent with past practice), in each case, in excess of $5,000;

     L. Made any loans, advances or capital contributions to, or investments in, any other Person;

     M. Entered into, adopted, amended or terminated any bonus, profit sharing, compensation, termination, stock option, stock appreciation right, restricted stock, performance unit, pension, retirement, deferred compensation, employment, severance or other employee benefit agreements, trusts, plans, funds or other arrangements for the benefit or welfare of any director, officer or employee, or increased in any manner the compensation or fringe benefits of any director or officer, or paid any benefit not required by any existing plan and arrangement or entered into any contract, agreement, commitment or arrangement to do any of the foregoing;

     N. Except for capital expenditures contemplated by O. below, acquired, leased or encumbered any assets outside the ordinary course of business or any assets which are material to the Company;

     O. Authorized or made any capital expenditure which individually is in excess of $5,000;

     P. Made any Tax election or settled or compromised any federal, state, local or foreign Tax liability, or waived or extended the statute of limitations in respect of any such Taxes;

     Q. Paid any amount, performed any obligation or agreed to pay any amount or perform any obligation, in settlement or compromise of any suits against the Company or any of its directors, officers, employees or agents;

     R. Paid in excess of $5,000, performed any obligation or agreed to pay in excess of $5,000 or perform any obligation, in settlement or compromise of any claims of liability against the Company or any of its directors, officers, employees or agents; or

     S. Terminated, modified, amended or otherwise altered or changed any of the terms or provisions of any Contract, or paid any amount not required by law or by any Contract, other than in the ordinary course of business and consistent with past practices.

3.7 Employee Benefits.

     A. General. The Company is not a party to and does not participate in or have any liability or contingent liability with respect to:

     1. any "employee welfare benefit plan" or "employee pension benefit plan" as those terms are respectively defined in sections 3(1) and 3(2) of ERISA, other than a "multiemployer plan" (as defined in section 3(37) of ERISA) (referred to collectively hereinafter in this Section as "plans");

     2. any retirement or deferred compensation plan, incentive compensation plan, stock plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangements for any current or former employee, director, consultant or agent, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an "employee benefit plan" (as defined in section 3(3) of ERISA) (referred to collectively hereinafter in this Section as "arrangements"); or

     3.   any   employment,   consulting  or  agency   agreement   (referred  to
          collectively hereinafter in this Section as "agreements").


     B. Multiemployer Plans. The Company has no employee pension benefit plan which is a multiemployer plan with respect to which the Company may have any liability (including any liability attributable to a current or former member of the Company's "controlled group" as defined in section 4001(a)(14) of ERISA).

     3.8 Employment and Labor Matters. Exhibit 3.9 contains a true, complete and accurate list of the names, titles, annual compensation (including all bonuses and similar payments made with respect to each such individual for the current and preceding fiscal years) of all directors, officers and employees of the Company. The Company has and currently is conducting its business in full compliance with all Laws relating to employment and employment practices, terms and conditions of employment, wages and hours, affirmative action, and nondiscrimination in employment. The relationships of the Company with its employees are good; there is, and during the past five years there has been, no labor strike, dispute, slow-down, work stoppage or other labor difficulty actually pending or threatened against or involving the Company and no attempt is currently being made or during the past three years has been made to organize any employees of the Company to form or enter a labor union or similar organization. Exhibit 3.9 contains a list of all grievances by employees during the past three years which have resulted in a significant change in work practices or contract interpretation or terms or resulted in arbitration.

     3.9 Taxes.

     A. The amounts provided as a liability on the Financial Statements for all Taxes are adequate to cover all unpaid liabilities for all Taxes, whether or not disputed, that have accrued with respect to or are applicable to the period ended on and including the Closing Date or to any years and periods prior thereto and for which the Company may be directly or contingently liable in its own right or as a transferee of the assets of, or successor to, any Person, including, without limitation, any liability arising under Treas. Reg. ?1.1502-6. The Company has not incurred any Tax liabilities other than in the ordinary course of business for any taxable year for which the applicable statute of limitations has not expired; there are no Tax Liens (other than Liens for current Taxes not yet due and payable) upon the properties or assets of the Company. Except as set forth on Exhibit 3.9, the Company has not granted or been requested to grant any waiver of any statutes of limitations applicable to any claim for Taxes.

     B. All federal, state, local and foreign income, corporation and other Tax Returns have been filed for the Company, and all other filings in respect of Taxes have been made for the Company, for all periods through and including the Closing Date as required by applicable Law. All Taxes shown as due on all such Tax Returns and other filings have been paid. Each such Tax Return and filing is true and correct and the Company has not or will not have any additional liability for Taxes with respect to any Tax Return or other filing heretofore filed or which was required by Law to be filed, other than as reflected as liabilities on the Financial Statements (which shall not include any amount reflected as a liability for deferred taxes). Except as set forth in Exhibit 3.9, none of the Tax Returns or other filings that include the operations of the Company has ever been audited or investigated by any Governmental Authority, and no facts exist which would constitute grounds for the assessment of any additional Taxes by any Governmental Authority with respect to the taxable years covered in such Tax Returns and filings. Except as set forth in Exhibit 3.9, no material issues have been raised in any examination by any Governmental Authority with respect to the business and operations of the Company or the Seller which, by application of similar principles, reasonably could be expected to result in a proposed adjustment to the liability for Taxes for any other period not so examined. All Taxes which the Company are required by Law to withhold or collect, including without limitation, sales and use taxes, and amounts required to be withheld for Taxes of employees and other withholding taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper Governmental Authorities or are held in separate bank accounts for such purpose. All information returns required to be filed by the Company, or either of them, prior to the Closing Date have been (or will be) filed, and all statements required to be furnished to payees by the Company prior to the Closing Date have been furnished to such payees, and the information set forth on such information returns and statements is true, complete and correct.

     C. The Seller is not a "foreign person" as defined in Section 1445(f)(3) of the Code.

     D. Neither the Company nor the Seller is a party to or is otherwise subject to any arrangement having the effect of or giving rise to the recognition of a deduction or loss in a taxable period ending on or before the Closing Date, and a corresponding recognition of taxable income or gain in a taxable period ending after the Closing Date, or any other arrangement that would have the effect of or give rise to the recognition of taxable income or gain in a taxable period ending after the Closing Date without the receipt of or entitlement to a corresponding amount of cash.

     E. Neither the Company nor the Seller is subject to any joint venture, partnership or other arrangement or contract which is treated as a partnership for federal income tax purposes. Except for any tax-sharing agreement which is attached to Exhibit 3.9 as an exhibit, neither the Company is a party to any tax-sharing agreement.

     F. None of the assets of the Company constitutes tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code, and none of the assets reflected on the Financial Statements is subject to a lease, safe harbor lease or other arrangement as a result of which the Company is not treated as the owner for federal income tax purposes.

     G. The Company has not made or become obligated to make, and will not as a result of any event connected with any transaction contemplated herein become obligated to make, any "excess parachute payment" as defined in Section 280G of the Code (without regard to subsection (b)(4) thereof).

     H. The basis of all depreciable or amortizable assets, and the methods used in determining allowable depreciation or amortization (including cost recovery) deductions of the Company, are correct and in compliance with the Code and the regulations thereunder.

     3.10 No Defaults or Violations.

     A. The Company has not breached any provision of, nor is it in default under the terms of, any Contract to which it is a party or under which it has any rights or by which it is bound, and no other party to any such Contract has breached such Contract or is in default thereunder.

     B. The Company is in compliance with, and no violation exists under, any and all Laws applicable to the Company.

     C. No notice from any Governmental Authority has been received by the Company claiming any violation of any Law (including any building, zoning or other ordinance) or requiring any work, construction or expenditure, or asserting any Tax, assessment or penalty.

     3.11 Litigation.

     A. There are no actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or threatened against or affecting the Company or any of its officers, directors, employees, agents or stockholders thereof in their capacity as such, or any of the Company's properties or businesses, and neither of the Seller is aware of any facts or circumstances which may give rise to any of the foregoing. All of the proceedings pending or threatened against the Company are fully covered by insurance policies (or other indemnification agreements with third parties) and are being defended by the insurers (or such third parties), subject to such deductibles as are set forth in such Schedule. The Company is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other Governmental Authority. The Company has not entered into any agreement to settle or compromise any proceeding pending or threatened against it which has involved any obligation other than the payment of money or for which the Company has any continuing obligation.

     B. There are no claims, actions, suits, proceedings or investigations pending or threatened by or against the Company or either or both of the Seller with respect to this Agreement or the Related Agreements, or in connection with the transactions contemplated hereby or thereby, and neither of the Seller has any reason to believe there is a valid basis for any such claim, action, suit, proceeding, or investigation.

     3.12 No Conflict of Interest. Neither the Seller nor any of its Affiliates have or claim to have any direct or indirect interest in any tangible or intangible property used in the business of the Company, except as a holder of Shares. Neither the Seller nor any of its Affiliates has any direct or indirect interest in any other Person which conducts a business similar to, has any Contract or arrangement with, or does business or is involved in any way with, the Company, except for the ownership of less than 2% of any class of securities of any publicly held corporation.

     3.13 Bank Accounts. Exhibit 3.13 sets forth the names and locations of each bank or other financial institution at which the Company has an account (giving the account numbers) or safe deposit box and the names of all Persons authorized to draw thereon or have access thereto, and the names of all Persons, if any, now holding powers of attorney or comparable delegation of authority from the Company and a summary statement thereof.

     3.14 Claims Against Officers and Directors. There are no pending or threatened claims against any director, officer, employee or agent of the
Company or any other Person which could give rise to any claim for indemnification against the Company.

     3.15 Due Diligence Materials. the Seller shall have provided to the Purchaser or its representatives, in accordance with the terms of Section 5.2, all documents of the character and type requested by the Purchaser in connection with its "due diligence" investigation of the Company, and there are no documents in the possession of the Seller, the Company or any of their respective agents or representatives of a character or type described in such requests which have not been so provided to the Purchaser or its representatives.

     3.16 Improper and Other Payments. To the best of the Seller's knowledge, except as set (a) neither the Company, any director, officer, employee, agent or representative of the Company, nor any Person acting on behalf of any of them, has made, paid or received any bribes, kickbacks or other similar payments to or from any Person, whether lawful or unlawful, (b) no contributions have been made, directly or indirectly, to a domestic or foreign political party or candidate and (c) no improper foreign payment (as defined in the Foreign Corrupt Practices Act) has been made.

     3.17 Brokers. Neither the Seller nor the Company has used any broker or finder in connection with the transactions contemplated hereby, and neither the Purchaser nor any Affiliate of the Purchaser has or shall have any liability or otherwise suffer or incur any Loss as a result of or in connection with any brokerage or finder's fee or other commission of any Person retained by either or both of the Seller or by the Company in connection with any of the transactions contemplated by this Agreement.

     3.18 Accuracy of Statements. Neither this Agreement nor any schedule, exhibit, statement, list, document, certificate or other information furnished or to be furnished by or on behalf of the Company or the Seller to the Purchaser or any representative or Affiliate of the Purchaser in connection with this Agreement or any of the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

     3.19 Investigation. It shall be no defense to an action for breach of this Agreement that the Purchaser or its agents have (or have not) made investigations into the affairs of the Company or that the Company or the Seller could not have known of the misrepresentation or breach of warranty.

     3.20 SEC Reports. Except as set forth on Schedule 3.20, the Company has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act. The Company has furnished the Purchaser with copies of: (i) its Annual Report on Form 10-KSB for its fiscal year ended December 31, 2003; and (ii) its Quarterly Reports on Form 10-QSB for its fiscal quarter ended March 31, 2004 (collectively, the "SEC Reports"). Except as set forth on
Schedule 3.20, each SEC Report was, at the time of its filing, in compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     3.21 Listing. The Company's Common Stock is listed for trading on the NASD OTCBB ("NASDAQ BB") and satisfies all requirements for the continuation of such trading. The Company has not received any notice that its Common Stock will not be eligible to be traded on the NASAQ BB or that its Common Stock does not meet all requirements for such trading.

     3.22 Form S-8. The Registration Statement filed by the Company with the Securities and Exchange Commission (the "SEC") on March 22, 2004 (the "S-8"):
(i) complies fully with all applicable Federal and state law, including, but not limited to, the rules and regulations adopted by the SEC; (ii) provides for the registration of 5,000,000 shares of the Company's common stock; (iii) became effective on March 22, 2004; and (iv) no stop order has been entered by the SEC with respect thereto.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to each of the Seller, as of the date of this Agreement and as of the Closing Date, as if such representations and warranties were remade on the Closing Date, as follows:

     4.1 Due Incorporation. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with all requisite power and authority to own, lease and operate its properties and to carry on its business as they are now being owned, leased, operated and conducted;

     4.2 Due Authorization. The Purchaser has full power and authority to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Purchaser of this Agreement and Related Agreements have been duly and validly approved by the board of directors of the Purchaser and no other actions or proceedings on the part of the Purchaser are necessary to authorize this Agreement, the Related Agreements and the transactions contemplated hereby and thereby. The Purchaser has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered the Related Agreements. This Agreement and the Related Agreements constitute legal, valid and binding obligations of the Purchaser, in each case enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies;

     4.3 Consents and Approvals; Authority Relative to This Agreement.


     A. No consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this Agreement is necessary in connection with the execution, delivery and performance by the Purchaser of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby; and

     B. The execution, delivery and performance by the Purchaser of this Agreement and its Related Agreements do not and will not, and the consummation of the transactions contemplated hereby and thereby does not and will not, (i) violate any Law; or (ii) violate or conflict with any provision of the certificate of incorporation, charter, bylaws or similar organizational instruments of the Purchaser.

     4.4 Investment Representations.

     A. Purchaser understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in this Agreement, including, without limitation, that the Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act. The Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares to be purchased by it under this Agreement.

     B. The Purchaser further confirms that: (i) it has had an opportunity to ask questions and receive answers from the Company regarding the Company's business, management and financial affairs and the terms and conditions of the purchase of the Shares; (ii) it has had an opportunity to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access;
(iii) it will be acquiring the Shares solely for its account, for investment purposes and without a view towards the resale or distribution thereof; (iv) any sale of the Shares will be accomplished only in accordance with the Securities Act or the rules and regulations of the SEC adopted thereunder; and (v) it consents to the imprinting of a standard form of restrictive legend on all certificates representing the Shares as well as the imposition of a standard form of stop transfer order against the Shares on the books and records of the Company and/or its transfer agent.

     4.5 Purchaser Bears Economic Risk.

The Purchaser has substantial experience in evaluating and investing in private transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

     4.6 Purchaser Can Protect Its Interest.

The Purchaser represents that by reason of its, or of its management's, business and financial experience, the Purchaser has the capacity to evaluate the merits and risks of its investment in the Shares and to protect its own interests in connection with the transactions contemplated in this Agreement and the other Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.


     4.7 Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

                                    ARTICLE V
                                    COVENANTS

     5.1 Mutual Covenants

     A. Implementing Agreement. Subject to the terms and conditions hereof, each Party hereto shall use its reasonable best efforts to take all action required of it to fulfill its obligations under the terms of this Agreement and to facilitate the consummation of the transactions contemplated hereby. The Seller agrees that unless this Agreement is terminated in accordance with the provisions of Section 9.1, each Seller will not encumber the Shares, will not sell the Shares to any Person other than the Purchaser (or an Affiliate of the Purchaser) and will not take any other action which would have the effect of preventing or disabling each Seller's respective performance of its obligations under this Agreement.

     B. Access to Information and Facilities.

     1. From and after the date of this Agreement or such earlier time as the Purchaser and the Seller shall have mutually agreed, the Seller shall, and shall cause the Company to, give the Purchaser and the Purchaser's representatives unrestricted access during normal business hours to all of the facilities, properties, books, Contracts, commitments and records of the Company and shall make the officers and employees of the Company available to the Purchaser and its representatives as the Purchaser and its representatives shall from time to time request; provided, however, that access to Company Confidential Information shall be provided not later than ten Business Days prior to the Closing. The Purchaser and its representatives will be furnished with any and all information concerning the Company which the Purchaser or its representatives reasonably request.

     2. Except as may be reasonably necessary to carry out this Agreement and the transactions contemplated hereby, the Purchaser will not, will cause its Affiliates not to, and will instruct its and its Affiliates' agents and financing sources not to disclose Company Confidential Information to any Person other than the Purchaser's employees, agents and financing sources on a "need to know" basis without the prior consent of the Company, unless compelled to disclose any such Company Confidential Information by judicial or administrative process or, in the opinion of the Purchaser's counsel, by other requirements of law.

     3. Except as may be reasonably necessary to carry out this Agreement and the transactions contemplated hereby, the Seller will not, will cause their Affiliates to not, and will instruct their and their Affiliates' agents and financing sources to not disclose any the Purchaser Confidential Information to any Person other than the Seller's or the Company's employees, agents and financing sources without the prior consent of the Purchaser, unless compelled to disclose any such the Purchaser Confidential Information by judicial or administrative process or, in the opinion of the Seller's counsel, by other requirements of law.

     5.2 Covenants of the Company. The Company covenants and agrees with the Purchaser and the Seller as follows:

     A. Exclusivity. Neither the Company or any of its respective directors, officers, employees, representatives, agents or Affiliates shall, directly or indirectly, solicit, initiate, encourage, respond favorably to, permit or condone inquiries or proposals from, or provide any confidential information to, or participate in any discussions or negotiations with, any Person (other than the Purchaser, and the respective directors, officers, employees, representatives and agents) concerning (i) any merger, sale of assets not in the ordinary course of business, acquisition, business combination, change of control or other similar transaction involving the Company, or (ii) any purchase or other acquisition by any Person of the Shares, or (iii) any sale or issuance by the Company of any shares of its capital stock. The Company will promptly advise the Purchaser and the Seller of, and communicate to the Purchaser and the Seller the terms and conditions of (and the identity of the Person making), any such inquiry or proposal received.

     B. Reporting Status. The Company shall continue to submit current reports required to be filed with the Securities and Exchange Commission and shall provide copies of any reports filed to the Purchaser;

     C. Listing Requirement. The Company shall take whatever action required to not incur a cessation of the listing of its shares of common stock on the Over the Counter Bulletin Board market.

     5.3 Covenants of the Seller. The Seller covenants and agrees with the Purchaser and the Company as follows:

     A. Preservation of Business. From the date of this Agreement until the Closing Date, the Seller shall cause the Company to operate only in the ordinary and usual course of business and consistent with past practice, and shall use their best efforts to (a) maintain the assets of the Company in substantially their current state of repair, excepting normal wear and tear, and preserve intact the present business organization and personnel of the Company, (b) preserve the goodwill and advantageous relationships of the Company with customers, suppliers, independent contractors, employees and other Persons material to the operation of its business, and (c) not permit any action or omission which would cause any of the representations or warranties of the Seller contained herein to become inaccurate or any of the covenants of the Seller to be breached.

     B. Consents and Approvals. The Seller shall use its best efforts, and shall cause the Company to use its best efforts, to obtain all consents, approvals, certificates and other documents required in connection with the performance by any such parties of this Agreement and their respective Related Agreements and the consummation of the transactions contemplated hereby and thereby. The Seller shall and shall cause the Company to, make all filings, applications, statements and reports to all Governmental Authorities and other Persons which are required to be made prior to the Closing Date by or on behalf of of the Seller, the Company or any of their respective Affiliates pursuant to any applicable Law or Contract in connection with this Agreement or any of their respective Related Agreements and the transactions contemplated hereby and thereby, including prompt filings under the HSR Act and expedited submission of all materials required by any Governmental Authority in connection with such filings. The Purchaser shall make all filings, applications, statements and reports to all Governmental Authorities and other Persons which are required to be made prior to the Closing Date by or on behalf of the Purchaser or any of its Affiliates pursuant to any applicable Law or Contract in connection with this Agreement or any Related Agreement and the transactions contemplated hereby and thereby, including prompt filings under the HSR Act and expedited submission of all materials required by any Governmental Authority in connection with such filings.

     C. Maintenance of Insurance. The Seller shall cause the Company to continue to carry its existing insurance through the Closing Date, and shall not allow any breach, default, termination or cancellation of such insurance policies or agreements to occur or exist.

     D. Resignation of Officers and Directors. At Closing, the Seller shall cause each officer and member of the Board of Directors of, and each trustee or fiduciary of any plan or arrangement involving employee benefits of, the Company, if so requested by the Purchaser, to tender his or her resignation from such position effective as of the Closing. Prior to resignation, the Seller shall cause appointment of the designees of the Purchaser to hold positions as Officers and Directors.

     E. Supplemental Information. From time to time prior to the Closing, the Seller will promptly disclose in writing to the Purchaser any matter hereafter arising which, if existing, occurring or known at the date of this Agreement would have been required to be disclosed to the Purchaser or which would render inaccurate any of the representations, warranties or statements set forth herein. No information provided to a party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or covenant made in this Agreement.

     F. Exclusivity. Neither the Seller nor any of its respective directors, officers, employees, representatives, agents or Affiliates shall, directly or indirectly, solicit, initiate, encourage, respond favorably to, permit or condone inquiries or proposals from, or provide any confidential information to, or participate in any discussions or negotiations with, any Person (other than the Purchaser, and the respective directors, officers, employees, representatives and agents) concerning (i) any merger, sale of assets not in the ordinary course of business, acquisition, business combination, change of control or other similar transaction involving the Company, or (ii) any purchase or other acquisition by any Person of the Shares, or (iii) any sale or issuance by the Company of any shares of its capital stock. The Seller will promptly advise the Purchaser of, and communicate to the Purchaser the terms and conditions of (and the identity of the Person making), any such inquiry or proposal received.

     G. Termination of Certain Agreements. The Seller shall cause the Company to, and the Company shall, effective as of the Closing, without any cost to the Company, terminate, rescind, cancel and render void and of no effect all of the Contracts between the Company on the one hand and such Seller or any of its Affiliates, as the case may be (other than the Company) on the other hand, and those Contracts entered into pursuant to this Agreement.

     5.4 Covenants of the Purchaser. The Purchaser covenants and agrees with the Company and the Seller as follows:


     A. Confidentiality. The Purchaser agrees that it will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.


     B. Non-Public Information. The Purchaser agrees not to effect any sales in the shares of the Company's Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.


     C. No Shorting. The Purchaser or any of its affiliates and investment partners has not, will not and will not cause any person or entity, directly or indirectly, to engage in "short sales" of the Company's Common Stock or any other hedging strategies as long as the Note shall be outstanding.

     D. Supplemental Information. From time to time prior to the Closing, the Purchaser will promptly disclose in writing to the Seller any matter hereafter arising which, if existing, occurring or known at the date of this Agreement would have been required to be disclosed to the Seller or which would render inaccurate any of the representations, warranties or statements set forth in
Article IV hereof. No information provided to a Party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or covenant made in this Agreement.

                                   ARTICLE VI
                CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

     The obligations of the Purchaser under Article II of this Agreement are subject to the satisfaction or waiver by the Purchaser of the following conditions precedent on or before the Closing Date:

     6.1 Form 10-KSB. On or before the Closing Date, the Company shall have filed its 10-QSB Quarterly Report for the quarter ended March 31, 2004, with the Securities and Exchange Commission;

     6.2 Share Delivery. At the Closing, the Seller shall have delivered to the Purchaser of all of the Shares set forth on Exhibit 2.1;

     6.3 Form S-8 Registration Statement. Prior to the date of this Agreement, the Company shall have prepared and filed with the SEC a Registration Statement on Form S-8 registering an aggregate of 5,000,000 shares of the Company's Common Stock, $.001 par value per share (the "S-8"). On the Closing Date, the S-8 shall be in full force and effect and no stop order shall have been received with respect thereto;

     6.4 Warranties True as of Both Present Date and Closing Date. The representations and warranties of the Seller and the Company contained herein shall have been accurate, true and correct on and as of the date of this Agreement, and shall also be accurate, true and correct on and as of the Closing Date with the same force and effect as though made by the Seller on and as of the Closing Date, unless, in each case, any such inaccuracy, untruth or incorrectness with respect thereto shall not (i) have been willful on the part of either Seller and/or the Company, as the case may be, and (ii) be reasonably likely to result in a Company Material Adverse Effect;

     6.5 Compliance with Agreements and Covenants. The Seller and the Company shall have performed and complied with all of their respective covenants, obligations and agreements contained in this Agreement to be performed and complied with by them on or prior to the Closing Date;

     6.6 Consents and Approvals. The Purchaser shall have received written evidence satisfactory to the Purchaser that all consents and approvals required for the consummation of the transactions contemplated hereby or the ownership and operation by the Purchaser of the Company and its business have been obtained, and all required filings have been made, including those set forth on
Exhibit 3.3, and excluding those excluded as set forth on Exhibit 3.3;

     6.7 Documents. The Purchaser shall have received all of the agreements, documents and items specified in Section 8.2;


     6.8 Due Diligence Review. the Purchaser shall have been satisfied with (i) the results of its investigation and review of the business, operations, assets, liabilities, results of operations, cash flows, condition and prospects of, and other matters relating to, the Company and (ii) the results of its investigation and review that there is no material adverse misstatement with respect to the Seller's representations set forth herein;

     6.9 Delivery of Exhibits. All exhibits respecting the Company and/or the Seller or either of them have been delivered in final form at least five Business Days prior to the Closing Date (not counting the Closing Date as one of such Days) and no such exhibit contains or reflects a Material Adverse Change from the last previous draft of such exhibit or, if none, the last oral discussion or written memorandum respecting such exhibit or schedule;

     6.10 No Material Adverse Change. No Company Material Adverse Change shall have occurred and no event shall have occurred which, in the reasonable judgment of the Purchaser, is reasonably likely to have a Company Material Adverse Effect;

     6.11 Actions or Proceedings. No action or proceeding by any Governmental Authority or other Person shall have been instituted or threatened which (a) might have a Company Material Adverse Effect, or (b) could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Agreement or any of the Related Agreements or the consummation of the transactions contemplated hereby or thereby or any integration of any operations of the Company with those of the Purchaser and its Affiliates;

     6.12 Officer's Certificate. The delivery of a certificate dated the Closing Date, of the Seller and an executive officer of the Purchaser, certifying as to compliance by the Seller and the Company, as the case may be, with Sections 6.3, 6.4, 6.5, 6.10 and 6.11 of this Agreement.

                                   ARTICLE VII
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS

     The obligations of the Seller under Article II of this Agreement are subject to the satisfaction or waiver by the Seller of the following conditions precedent on or before the Closing Date:

     7.1 Warranties True as of Both Present Date and Closing Date. The representations and warranties of the Purchaser contained herein shall have been accurate, true and correct on and as of the date of this Agreement, and shall also be accurate, true and correct on and as of the Closing Date with the same force and effect as though made by the Purchaser on and as of the Closing Date;

     7.2 Compliance with Agreements and Covenants. The Purchaser shall have performed and complied with all of its respective covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date;

     7.3 Documents. Seller shall have received all of the agreements, documents and items specified in Section 8.3;

     7.4 Actions or Proceedings. No action or proceeding by any Governmental Authority or other Person shall have been instituted or threatened which could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Agreement or any of the Related Agreements or the consummation of the transactions contemplated hereby or thereby or any integration of any operations of the Company with those of the Purchaser and its Affiliates, including its Subsidiaries;

     7.5 Consents and Approvals. The Seller shall have received written evidence satisfactory to the Seller that all consents and approvals required for the consummation of the transactions contemplated hereby have been obtained, and all required filings have been made, including those set forth in Exhibit 4.3;

                                  ARTICLE VIII
                                     CLOSING

     8.1 Closing. The Closing shall be scheduled to occur at the offices of Levy and Boonshoft, P.C., 477 Madison Avenue, 14th Floor, New York, New York at 10:00 a.m. on the earlier of: (i) May 25, 2004, or (ii) such later date as the Parties hereto shall mutually agree. The Closing, and all transactions to occur at the Closing, shall be deemed to have taken place at, and shall be effective as of, the close of business on the Closing Date.

     8.2 Deliveries by the Seller. At the Closing, in addition to any other documents or agreements required under this Agreement, the Seller shall deliver to the Purchaser the following:

     A. Certificates evidencing all of the Shares, which certificates shall be duly endorsed in blank with Medallion signatures guaranteed;

     B. Appointment of directors and officers of the Company selected by the Purchaser.

     C. The resignations of Danny L. Pixler, Peter Campitiello and any other officer or director, as directors and officers of the Company in the form set forth in Exhibit 8.2;

     D. Evidence, in form satisfactory to the Purchaser, that all consents and approvals have been obtained;

     E. A written statement from each Person holding a Lien upon any of the assets of the Company, or upon any Shares, confirming the repayment of the indebtedness secured thereby and the release as of the Closing Date of (i) such Lien and (ii) all obligations under any and all Contracts relating thereto;

     F. The Certificate of Incorporation or similar instruments of the Company certified by the Secretary of State or equivalent Person of the jurisdiction of incorporation of the Company, and Bylaws or similar instruments of the Company, certified by the Secretary of the Company;

     G. Certificate of Good Standing for the Company from the State of Nevada;

     H An opinion, dated the Closing Date, of counsel for the Company substantially in the form attached hereto as Exhibit 8.2(h);

     I. A certificate of the Company's Secretary certifying resolutions of the Board of Directors of the Company approving this Agreement, the Company's Related Agreements and the transactions contemplated hereby and thereby (together with an incumbency and signature certificate regarding the officer(s) signing on behalf of the Company).

     8.3 Deliveries by the Purchaser. At the Closing, the Purchaser shall deliver to the Seller the following:


     A. The Purchase Price pursuant to Section 2.2.

     B. A certificate dated the Closing Date, of an executive officer of the Purchaser, certifying as to compliance by the Purchaser as the case may be, with Sections 7.1 and 7.2;

     C. Certificates of the Purchaser's secretary certifying resolutions of the board of directors of Parties approving this Agreement and its Related Agreements and the transactions contemplated hereby and thereby (together with an incumbency and signature certificate regarding the officer(s) signing on behalf of the Purchaser);

     D. Evidence, in form satisfactory to the Seller, that all consents and approvals referred to in Exhibit 4.3 have been obtained; and

     E. An opinion, dated the Closing Date, of counsel for the Purchaser, substantially in the form of Exhibit 8.3(e).

                                   ARTICLE IX
                                   TERMINATION

     9.1. Prior to or at Closing.

     9.1.1 This Agreement may be terminated at any time prior to or at the Closing by the mutual written consent of all parties to this Agreement.

     9.1.2. This Agreement may be terminated by Company and the Seller if the conditions precedent set forth in Article VII shall have not been complied with, waived or performed and such noncompliance or nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) by the Purchaser on or before Midnight, Eastern Time on June 15, 2004 (the "Termination Date").

     9.1.3. This Agreement may be terminated by the Purchaser if the conditions precedent set forth in Article VI shall have not been complied with, waived or performed and such noncompliance or nonperformance shall not have been cured or eliminated by the Company and/or the Seller on or before June 15, 2004.

     9.2. Notice. Any termination of this Agreement under this Article IX will be effective by the delivery of notice of the terminating Party to the other parties hereto.

     9.3. No Liability for Proper Termination. Any termination of this Agreement in accordance with this Article IX will be without further obligation or liability upon any Party in favor of the other Party hereto or to its stockholders. In the event of the termination of this Agreement pursuant to this
Article IX, this Agreement shall thereafter become void and have no effect and each Party shall be responsible for its own expenses incurred in connection herewith.

                                    ARTICLE X
                                 INDEMNIFICATION

     10.1. Survival of Representations. All representations, warranties and covenants of the Purchaser, the Company and the Seller contained in this Agreement will remain operative and in full force and effect, regardless of any investigation made by other parties to this Agreement until that date which is the earlier of (i) the termination of this Agreement or (ii) twelve (12) months after the Closing Date.

     10.2. Agreement to Indemnify.

     10.2.1. The Purchaser agrees to indemnify and hold harmless the Company and the Seller, their officers, directors, agents, shareholders and employees, and each person, if any, who controls or may control those parties within the meaning of the 1933 Act or the 1934 Act (each hereinafter referred to individually as a "Company/Seller Indemnified Person" and collectively as "Company/Seller Indemnified Persons") from and against any and all claims, demands, suits, actions, causes of actions, losses, costs, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees, other professionals' and experts' reasonable fees and court or arbitration costs (hereinafter collectively referred to as "Damages") incurred and arising out of any inaccuracy, misrepresentation, breach of, or default in, any of the representations, warranties or covenants given or made by the Purchaser in this Agreement or in any certificate delivered by or on behalf of the Purchaser pursuant hereto. Any claim of indemnity made by a Company/Seller Indemnified Person under this section must be asserted in a writing delivered to the Purchaser no later than thirty days after the occurrence of the event giving rise to the claim and shall set forth in detail the basis for such claim.

     10.2.2. The Company agrees to indemnify and hold harmless the Purchaser and its officers, directors, agents, shareholders and employees, and each person, if any, who controls or may control those parties within the meaning of the 1933 Act or the 1934 Act (each hereinafter referred to individually as a "Purchaser Indemnified Person" and collectively as "Purchaser Indemnified Persons") from and against any and all Damages incurred and arising out of any inaccuracy, misrepresentation, breach of, or default in, any of the representations, warranties or covenants given or made by the Company in this Agreement or in any certificate delivered by or on behalf of the Company pursuant hereto. Any claim of indemnity made by a Purchaser Indemnified Person under this section must be asserted in a writing delivered to the Company no later than thirty days after the occurrence of the event giving rise to the claim and shall set forth in detail the basis for such claim.

     10.2.3. The Seller agrees to jointly and severally indemnify and hold harmless the Purchaser Indemnified Persons from and against any and all Damages incurred and arising out of any inaccuracy, misrepresentation, breach of, or default in, any of the representations, warranties or covenants given or made by the Seller in this Agreement or in any certificate delivered by or on behalf of the Seller pursuant hereto. Any claim of indemnity made by a Purchaser Indemnified Person under this section must be asserted in a writing delivered to the Seller no later than thirty days after the occurrence of the event giving rise to the claim and shall set forth in detail the basis for such claim.

     10.3. Notice. A Party entitled to indemnification hereunder (an "Indemnified Party") agrees to notify each Party required to indemnify hereunder (an "Indemnifying Party") with reasonable promptness of any claim asserted against it in respect to which any Indemnifying Party may be liable under this Agreement, which notification shall be accompanied by a written statement setting forth the basis of such claim and the manner of calculation thereof. An Indemnifying Party shall have the right to defend any such claim at its or his own expense and with counsel of its or his choice; provided, however, that such counsel shall have been approved by the Indemnified Party prior to engagement, which approval shall not be unreasonably withheld or delayed; and provided further, that the Indemnified Party may participate in such defense, if it so chooses, with its own counsel and at its own expense.

                                   ARTICLE XI
                                  MISCELLANEOUS

     11.1 Expenses. The Seller shall pay all expenses of the Seller and the Company (including attorneys' fees and expenses) and the Purchaser shall pay all expenses of the Purchaser (including attorneys' fees and expenses), in each case incurred in connection with this Agreement and the transactions contemplated hereby. The Seller shall pay all sales, use, stamp, transfer, service, recording, real estate and like taxes or fees, if any, imposed by any Governmental Authority in connection with the transfer and assignment of the Shares.

     11.2 Amendment. This Agreement may be amended, modified or supplemented but only in writing signed by each of the parties hereto.

     11.3 Notices. Any notice, request, instruction or other document to be given hereunder by a Party hereto shall be in writing and shall be deemed to have been given, (a) when received if given in person or by courier or a courier service, (b) on the date of transmission if sent by telex, facsimile or other wire transmission or (c) six Business Days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:

          A. If to the Seller, addressed as follows:

                  Midwest Merger Management, LLC
                  10602 Timberwood Circle #9
                  Louisville, Kentucky  40223
                  Attention: Michele Brown, Manager

                  with a copy to:

                  Levy & Boonshoft  P.C.
                  477 Madison Avenue
                  14th Floor
                  New York, New York 10022
                  Attention: Peter Campitiello, Esq.

          B. If to the Purchaser, addressed as follows:

                  EZ2 Companies.com, Inc.
                  1300 Coral Way, Suite 308
                  Miami, Florida  33145
                  Attention: Nicole Hernandez

                  with a copy to:

                  Adorno & Yoss PA
                  350 East Las Olas Boulevard
                  Suite 1700
                  Fort Lauderdale, Florida 33301
                  Attention: Clint J. Gage, Esq.

          C. If to the Company, addressed as follows:

                  Edgar Filing.net, Inc.
                  477 Madison Avenue
                  12th Floor
                  New York, New York 10022
                  Attention: Danny L. Pixler, President

                  with a copy to:

                  Levy & Boonshoft  P.C.
                  477 Madison Avenue
                  14th Floor
                  New York, New York 10022
                  Attention: Peter Campitiello, Esq.

or to such other individual or address as a Party hereto may designate for itself by notice given as herein provided.

     11.4 Effect of Investigation.

     A. Any due diligence review, audit or other investigation or inquiry undertaken or performed by or on behalf of the Purchaser shall not limit, qualify, modify or amend the representations, warranties or covenants of, or indemnities by, the Seller or the Company made or undertaken pursuant to this Agreement, irrespective of the knowledge and information received (or which should have been received) therefrom by the Purchaser.

     B. Any due diligence review, audit or other investigation or inquiry undertaken or performed by or on behalf of the Seller or the Company shall not limit, qualify, modify or amend the representations, warranties and covenants of, or indemnities by, the Purchaser made or undertaken pursuant to this Agreement, irrespective of the knowledge and information received (or which should have been received) therefrom by the Seller or the Company.

     11.5 Waivers. The failure of a Party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a Party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

     11.6 Counterparts. This Agreement may be executed in one or more counterparts, and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.


     11.7 Interpretation. The headings preceding the text of Articles and Sections included in this Agreement and the headings to Exhibits attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Underscored references to Articles, Sections, Subsections or Exhibits shall refer to those portions of this Agreement. Consummation of the transactions contemplated herein shall not be deemed a waiver of a breach of or inaccuracy in any representation, warranty or covenant or of any Party's rights and remedies with regard thereto. No specific representation, warranty or covenant contained herein shall limit the generality or applicability of a more general representation, warranty or covenant contained herein. A breach of or inaccuracy in any representation, warranty or covenant shall not be affected by the fact that any more general or less general representation, warranty or covenant was not also breached or inaccurate.

     11.8 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

     11.9 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective estates, heirs, legal representatives, successors and assigns; provided, however, that no assignment of any rights or obligations shall be made by any Party hereto without the written consent of each other Party hereto, except that the Purchaser may assign its rights hereunder, but not its obligations, without such consent to any Affiliate of the Purchaser.

     11.10 No Third-Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and, to the extent provided herein, their respective estates, heirs, successors, Affiliates, directors, officers, employees, agents and representatives, and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

     11.11 Publicity. Prior to the Closing Date, except as required by Law or the rules of any stock exchange, no public announcement or other publicity regarding the transactions referred to herein shall be made by the Purchaser, the Seller, the Company or any of their respective Affiliates, officers, directors, employees, representatives or agents, without the prior written agreement of the Purchaser and the Seller, in any case, as to form, content, timing and manner of distribution or publication; provided, however, that nothing in this Section shall prevent such parties from discussing such transactions with those Persons whose approval, agreement or opinion, as the case may be, is required for consummation of such particular transaction or transactions.

     11.12 Further Assurances. Upon the reasonable request of the Purchaser, each Seller will on and after the Closing Date execute and deliver to the Purchaser such other documents, releases, assignments and other instruments as may be required to effectuate completely the transfer and assignment to the Purchaser of, and to vest fully in the Purchaser title to, the Shares, and to otherwise carry out the purposes of this Agreement.

     11.13 Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

     11.14 Remedies Cumulative. Unless otherwise specified, the remedies provided in this Agreement shall be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by law, in equity or otherwise.

     11.15 Entire Understanding. This Agreement and the Related Agreements set forth the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings among the parties.

WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                 Midwest Merger Management, LLC

                                 By: /s/ Michele Brown
                                 ---------------------
                                 Michele Brown, Manager

                                 Edgar Filing.net, Inc.

                                 By: /s/ Danny L. Pixler
                                 -----------------------

                                 Danny L. Pixler, President

                                 EZ2 Companies.com, Inc.

                                 By:/s/ Nicole Hernandez
                                 -----------------------
                                 Nicole Hernandez, President

                                   Exhibit 2.1
                       Shares Subject to Purchase and Sale

           Selling Shareholder                           Shares to be Sold

           Midwest Merger Management, LLC                    7,557,368